UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2014

HARLAND CLARKE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of principal executive offices)		(Zip code)
(210) 697-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On January 21, 2014, Harland Clarke Holdings Corp. (the “Company”) issued a press release announcing that it intends to commence an offering of $275.0 million in aggregate principal amount of senior secured notes due 2020 and $590.0 million in aggregate principal amount of senior unsecured notes due 2021. The press release announcing the notes offering is furnished hereto as Exhibit 99.1. The foregoing description of the press release does not purport to be complete and is qualified in its entirety by reference to the press release that is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 21, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date:	January 21, 2014	By:	/s/ Martin Wexler
Martin Wexler Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 21, 2014